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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 14, 2003
                        (Date of earliest event reported)




                           VERIZON COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)




        Delaware                      1-8606                  23-2259884
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification No.)


      1095 Avenue of the Americas,
           New York, New York                                    10036
(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (212) 395-2121



                                 Not applicable
          (Former name or former address, if changed since last report)




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Item 9.  Regulation FD Disclosure.

These certifications are being provided pursuant to section 1350 of chapter 63 of title 18 of the United States Code.



March 14, 2003

Jonathan G. Katz
Secretary
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER ACCOMPANYING REPORT ON FORM 10-K OF VERIZON COMMUNICATIONS INC. FOR THE YEAR ENDED DECEMBER 31, 2002

I, Ivan G. Seidenberg, President and Chief Executive Officer of Verizon Communications Inc. (the "Company"), certify that:

         (1) the report of the Company on Form 10-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods referred to in the Report.

This statement is being provided pursuant to section 1350 of chapter 63 of title 18 of the United States Code.


 /s/ Ivan G. Seidenberg
----------------------------------------
Ivan G. Seidenberg
President and Chief Executive Officer




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March 14, 2003

Jonathan G. Katz
Secretary
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


WRITTEN STATEMENT OF CHIEF FINANCIAL OFFICER ACCOMPANYING REPORT ON FORM 10-K OF VERIZON COMMUNICATIONS INC. FOR THE YEAR ENDED DECEMBER 31, 2002

I, Doreen A. Toben, Executive Vice President and Chief Financial Officer of Verizon Communications Inc. (the "Company"), certify that:

         (1) the report of the Company on Form 10-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods referred to in the Report.

This statement is being provided pursuant to section 1350 of chapter 63 of title 18 of the United States Code.


 /s/ Doreen A. Toben
----------------------------
Doreen A. Toben
Executive Vice President and
Chief Financial Officer


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  Verizon Communications Inc.
                                            ------------------------------------
                                                         (Registrant)

Date:        March 14, 2003                            /s/ John F. Killian
      ------------------------------        ------------------------------------
                                            John F. Killian
                                            Senior Vice President and Controller